UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 Or 15(d) Of the Securities Exchange Act Of 1934

       Date of Report (Date of earliest event reported): October 29, 2004

                               eMagin Corporation
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             (Exact name of registrant as specified in its charter)



        Delaware                        000-24757               56-1764501
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(State or Other Jurisdiction of  (Commission File Number) (I.R.S. Employer
      Incorporation)                                      Identification Number)

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                2070 Route 52, Hopewell Junction, New York 12533
               (Address of principal executive offices) (zip code)

                                 (845) 838-7900
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              (Registrant's telephone number, including area code)

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.        Entry Into a Material Definitive Agreement.

          On October 29, 2004, eMagin Corporation ("eMagin," the "Company," "we," "us" or "our") entered into a Securities Purchase Agreement (the "Purchase Agreement"), pursuant to which we sold and issued, on Novemeber 3, 2004, 2,740,476 shares of common stock, par value $0.0001 per share (the "Common Shares"), and series F common stock purchase warrants (the "Series F Warrants") to purchase our common stock (the "Warrant Shares") to purchasers who are a party to the Purchase Agreement (each a "Purchaser" and, collectively, the "Purchasers") for an aggregate purchase price of approximately $2,877,500. The Common Shares were priced at $1.05. The Company also issued 75,000 shares (the "Additional Shares") to its legal counsel in consideration of legal services rendered in connection with a recently completed offering. The Common Shares, Series F Warrants, Warrant Shares and Additional Shares were drawn-down off of a shelf registration statement which was filed by us on May 5, 2004, and declared effective by the Securities and Exchange Commission (the "SEC") on June 10, 2004. The Purchase Agreement is attached hereto as Exhibit 10.1.

          The Series F Warrants are exercisable from April 25, 2005 until April 25, 2010 to purchase up to 1,370,238 shares of common stock at an exercise price of $1.21 per share, subject to adjustment upon the occurrence of specific events, including stock dividends, stock splits, combinations or reclassifications of our common stock or distributions of cash or other assets. In addition, the Series F Warrants contain provisions protecting against dilution resulting from the sale of additional shares of our common stock for less than the exercise price of the Series F Warrants, or the market price of the common stock, on the date of such issuance or sale. The Series F Warrants do not entitle the holders to any voting or other rights as a stockholder until such Series F Warrants are exercised and common stock is issued. Under the terms of the offering, in no event shall any holder of the Series F Warrants become the beneficial owner of more than 4.99% of the number of shares of our common stock outstanding immediately after giving effect to such issuance. An exercise that is limited by this provision may be permitted at a later date if, on such date, such exercise would not cause such beneficial ownership to exceed 4.99%. This limitation may be waived, in whole or in part, by a holder of the Series F Warrants upon, at the election of such holder, not less than 61 days' prior notice to us, and the provisions of this limitation shall continue to apply until such 61st day (or such later date, as determined by such holder, as may be specified in such notice of waiver); provided, however, that four of the investors in this offering delivered a waiver of this limitation to us prior to the closing date of this offering, which waiver took effect as of the closing date. In addition, in no event shall the Company issue to holders of the Series F Warrants, without first obtaining shareholder approval, shares of common stock which, in the aggregate, would exceed 19.9% of the number of shares outstanding on the closing date. The rights of the holder of the Series F Warrants are more fully set forth in Exhibit 4.1 to our Form 8-K filed with the SEC on October 26, 2004.

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          W.R.  Hambrecht + Co., LLC (the "Placement  Agent") has entered into a placement agency agreement with us in which they have agreed to act as placement agent in connection with the offering. The Placement Agent has been engaged to use its best efforts to introduce us to selected accredited investors who will purchase the securities. The Placement Agent has no obligation to buy any of the securities from us. We have agreed to pay the Placement Agent a fee equal to 6% of the proceeds of this offering and to reimburse the Placement Agent for reasonable expenses up to $50,000 that it incurs in connection with the offering. In addition, we have agreed to indemnify the placement agent and other persons against specific liabilities under the Securities Act of 1933, as amended. The Placement Agency Agreement is attached as Exhibit 10.2 to our Form 8-K filed with the SEC on October 26, 2004.

          In addition, we have engaged Larkspur Capital Corporation to act as an adviser in connection with the sale of these securities. For such services, we have agreed to pay Larkspur Capital Corporation a fee equal to 1% of the gross proceeds of this offering. Paul Cronson, a member of our board of directors, is a founder and shareholder of Larkspur Capital Corporation. The Agreement is attached as Exhibit 10.3 to our Form 8-K filed with the SEC on October 26, 2004.

          In connection with this offering, we have agreed that, without the prior written consent of the Placement Agent, we will not, until after December 24, 2004, sell, contract to sell or otherwise dispose of or issue any of our securities, except:

     o up to an additional $3 million of securities that may be directly placed by the Company with its existing shareholders, within 45 days from the date of the placement agency agreement, on the same terms and conditions as the sale of the securities pursuant to the Purchase Agreement;

     o securities issued pursuant to our contractual obligations in effect as of June 28, 2004 and disclosed to the Placement Agent prior to date of the prospectus supplement;

     o securities issued on a pro rata basis to all holders of a class of our outstanding equity securities;

     o securities that may be issued to our legal counsel for services rendered or to be rendered;

     o the issuance of shares of common stock upon the exercise of stock options and warrants outstanding as of the date of the placement agency agreement; or

     o equity securities issued pursuant to our employee benefit or purchase plans in effect as of June 28, 2004.

          In connection with this offering, all of our directors and executive officers have agreed that, without the prior written consent of the placement agent, they will not, until after December 24, 2004:

     o offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of common stock or any securities convertible into or exercisable or exchangeable for common stock; or

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

     o enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common stock;

whether any transaction described above is to be settled by delivery of common stock or such other securities, in cash or otherwise. These restrictions do not apply to:

     o transfers by gift, or to any trust for the direct or indirect benefit of the director or executive officer or his or her immediate family, provided that the transferee agrees to be bound by such restrictions;

     o transfers effected pursuant to an exchange of "underwater" options with us;

     o acquisitions or exercises of any stock option issued pursuant to our existing stock option plan; or

     o the establishment of any selling plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, provided that the initial sale date under such plan ends after the end of the 60-day period.

Notwithstanding the foregoing, during the period until Decemeber 24, 2004, Dr. K.C. Park, President of Virtual Vision, Inc., our wholly owned subsidiary, will be permitted to sell up to 150,000 shares of common stock. In addition, the lock-up restrictions described above shall not apply to sales of our common stock pursuant to Dr. Park's 10b5-1 sales plan outstanding on the date hereof.

          On November 3, 2004, we issued a press release announcing the transaction. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

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Item 9.  Financial Statements and Exhibits.

       (c)   Exhibits.


Exhibit
Number         Description
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Exhibit  4.1   Form of  Series F Warrant  issued  by  eMagin to the  Purchasers, dated as of November 3, 2004.*

Exhibit 10.1 Form of Securities Purchase Agreement, dated as of October 29, 2004, by and among eMagin and the Purchasers.

Exhibit 10.2 Placement Agency Agreement, dated as of October 21, 2004, by and between eMagin and W.R. Hambrecht + Co., LLC.*

Exhibit 10.3 Agreement, dated as of June 29,2004, by and between eMagin and Larkspur Capital Corporation.*

Exhibit 99.1 Press Release of eMagin, dated November 3, 2004, announcing the sale of securities pursuant to the Securities Purchase Agreement.

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* -  Incorporated  by  reference to our Form 8-K filed with the  Securities  and
Exchange Commission on October 26, 2004.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    EMAGIN CORPORATION



Dated: November 3, 2004             By:/s/ Gary W. Jones
                                    -------------------------------
                                    Name:  Gary W. Jones
                                    Title: President and Chief Executive Officer